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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: January 17, 2001
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                          36-1208070
                  ------                          ----------
          (Commission File Number)    (IRS Employer Identification Number)


   500 West Monroe Street, Chicago, Illinois         60661
   -----------------------------------------         -----
   (Address of principal executive offices)       (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.    Other Events
-------    ------------

On January 17, 2001, Heller Financial, Inc. (the "Registrant") issued a press release announcing the declaration of dividends on its two classes of common stock, Class A Common Stock (which was issued in May, 1998 and is held publicly) and Class B Common Stock (all of which is held of record by Fuji America Holdings, Inc.), and on three of the company's preferred stocks, Cumulative Perpetual Senior Preferred Stock, Series A, Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series C and Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series D. A copy of the press release is attached.


Item 7.    Financial Statements and Exhibits
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(c) Exhibits

99.1  Heller Financial, Inc. - Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2001
       ----------------

                                     HELLER FINANCIAL, INC.



                                     By:    /s/ Lauralee E. Martin
                                            ----------------------
                                            Lauralee E. Martin
                                     Title: Executive Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1      Heller Financial, Inc. - Press Release